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Exhibit 32
SATELLITE ENTERPRISES CORP.

CERTIFICATION PURSUANT 20 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO  SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Satellite Enterprises Corp. (the "Company") on Form 10-KSB For the period ended June 30, 2003, as filed with the Securities and Exchange Commission o the Date hereof (the "Report"), I, Steve Mannen, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 905 of the Sarbanes
- Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                       By: /s/ Steve Mannen
                                           -------------------------------------
                                           Steve Mannen
                                           Chief Executive Officer and President


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SATELLITE ENTERPRISES CORP.

CERTIFICATION PURSUANT 20 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO  SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Satellite Enterprises Corp. (the "Company") on Form 10-KSB For the period ended June 30, 2003, as filed with the Securities and Exchange Commission o the Date hereof (the "Report"), I, Niels Reijers, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 905 of the Sarbanes -Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        By: /s/ Niels Reijers
                                            ----------------------------------
                                            Niels Reijers
                                            Chief Financial Officer